UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22523

  Destra Investment Trust II
(Exact name of registrant as specified in charter)

901 Warrenville Rd., Suite 15
Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Nicholas Dalmaso
901 Warrenville Rd., Suite 15
Lisle, IL 60532
 (Name and address of agent for service)

Registrant's telephone number, including area code: 1-630-241-4200

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Destra Preferred and Income Securities Fund
Destra Focused Equity Fund

Annual Report
September 30, 2012

Table of Contents

Shareholder Letter	3

Discussion of Fund Performance – Destra Preferred and Income Securities Fund	4

Fund Risk Disclosures – Destra Preferred and Income Securities Fund	8

Discussion of Fund Performance – Destra Focused Equity Fund	10

Fund Risk Disclosures – Destra Focused Equity Fund	14

Overview of Fund Expenses	15

Portfolio of Investments

Destra Preferred and Income Securities Fund	16

Destra Focused Equity Fund	18

Statements of Assets and Liabilities	19

Statements of Operations	20

Statements of Changes in Net Assets	21

Financial Highlights	23

Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm	30

Supplemental Information	31

Trustees and Officers	32

General Information	35

Not FDIC or Government Insured, No Bank Guarantee, May Lose Value

Dear Shareholder,

Welcome as a shareholder to a Destra Fund. Destra is dedicated to helping you achieve your investment goals by offering innovative investment strategies managed by talented investment professionals with proven long-term track records. Our managers seek to provide downside protection when markets fall as well as participate on the upside when markets rise.

The past 12 months of your Fund’s fiscal year (ending September 30, 2012) have certainly been interesting from an investment perspective. The calendar fourth quarter of 2011 and the first quarter of 2012 saw the US equity markets in a rally mode as markets rose to their highest levels since before the financial crisis. From the lows of October 2011, the S&P 500 rose almost 30% through March 2012. Investors grew more confident as the European debt crisis showed signs of improvement, as did the US economy. However, despite the strong showing in the US equity markets, many investors remained on the sidelines or invested in low yielding long term bonds. The quarter ending June 2012 saw the markets turn lower. The S&P 500 declined 2.75% and the MSCI World Index declined by 5% as investors seemed troubled by slower US growth, the upcoming expiring Bush tax cuts and automatic spending cuts known as the “fiscal cliff”, as well as renewed fears regarding the European debt crisis.

For the quarter ended September 2012, the US equity markets rallied, driven by global monetary easing and some better than expected earnings results reported during the quarter. The S&P 500 rose 6.35% during that period.

For the full fiscal year of the Fund, ended September 2012, the S&P 500 rose 30.20%. More and more it seems that the markets are being driven by policymakers or macro events rather than fundamentals. The European Central Bank’s lowering of deposit rates, the Federal Reserve’s quantitative easing (QE3), the Fed’s intention to maintain low interest rates through mid-2015, the purchase by the Federal Open Market Committee of $40 billion of mortgage-backed securities per month and the new bank capital guidelines under the Dodd-Frank Act, all have driven the market to a degree throughout the year. This trend makes it difficult to add value through good stock selection. Going forward, the outcome of the upcoming US presidential election and the resolution of the fiscal cliff issues should remove much of the uncertainty felt by investors. Hopefully those resolutions will be favorable for the markets.

As we have said in the past, we believe investors will be best served by having a well thought out, long term investment plan and sticking to it. Moving in and out of the markets or waiting on the sidelines until uncertainty is removed can be a losing proposition. It is too late to participate in market increases if you wait until the market rise takes place.

We at Destra have selected our managers because they have demonstrated the ability to maintain their investment discipline through different and at times difficult market or economic scenarios over a very long term. These managers have also demonstrated their ability to help protect on the downside when markets fall. When you keep more of your investment in down markets you do not have to earn as much in up markets to outperform. At Destra we call that Responsible Alpha™.

We thank you for investing in a Destra Fund and for your long term approach to investing.

Sincerely,

Peter Amendolair
Chief Investment Officer
Destra Capital Advisors LLC

Destra Preferred and Income Securities Fund
Discussion of Fund Performance

Destra Preferred and Income Securities Fund
Inception Date: April 12, 2011			Inception Date: November 1, 2011
Share Class	1 year	Life of Fund	Share Class	6 months	Life of Fund
A at NAV	17.71%	17.88%	C at NAV	7.45%	14.49%
A with Load	12.40%	12.55%	C with Load	6.45%	13.49%
I at NAV	18.15%	18.42%
Preferred Benchmark	15.66%	12.69%	Preferred Benchmark	6.08%	12.17%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 4.50%. C Class shares have a maximum deferred sales charge of 1.00%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment adviser. Returns for less than 1 year are not annualized. Fund returns include the reinvestment of dividends.

The Preferred and Income Securities Fund’s estimated total annual operating expense ratio, gross of any fee waiver or expense reimbursement were anticipated to be 20.33% for Class A, 2.37% for Class C, and 24.82% for Class I shares. There is a contractual/voluntary fee waiver currently in place for this Fund through February 1, 2022, to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 1.50% for Class A, 2.25% for Class C, and 1.22% for Class I shares of average net assets per year. Some expenses fall outside of this cap and actual expenses may be higher than 1.50% for Class A, 2.25% for Class C, and 1.22% for Class I shares. Without this expense cap, actual returns would be lower.

The Preferred Benchmark is calculated as the sum of 50% of the monthly return on the BofA Merrill Lynch 8% Capped Hybrid Preferred Securities IndexSM and 50% of the monthly return on the BofA Merrill Lynch 8% Capped Corporate U.S. Capital Securities Index.

The BofA Merrill Lynch 8% Capped Hybrid Preferred Securities IndexSM includes taxable, fixed-rate, U.S. dollar denominated investment-grade, preferred securities listed on a U.S. exchange. The BofA Merrill Lynch 8% Capped Corporate U.S. Capital Securities IndexSM includes investment grade fixed rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators. Unlike the portfolio returns,the index returns do not reflect any fees or expenses and do not include the effect of any cash reserves.

Growth of $10,000 Investment
Since Inception At Offering Price

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Class A Shares have a maximum sales charge of 4.50% imposed on purchases. Indexes are unmanaged and do not take into account fees, expenses or other costs. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

Destra Preferred and Income Securities Fund
Discussion of Fund Performance, Continued

Industry Sectors	Weight
Bank	48.0%
Insurance	23.3%
Utility	7.8%
Finance	6.4%
REIT	6.2%
Cash	4.6%
Energy	3.0%
Misc.	0.7%

Security Types	Weight
Taxable (Flat) - Preferred	34.1%
Perpetual	22.6%
Taxable Hybrid	20.0%
Convertible Preferred	5.0%
Corporate Bond	5.0%
Taxable (Flat) Debt	4.7%
Cash	4.6%
DRD Capital Security	4.0%

Credit Quality
Moody’s		Standard & Poors
Baa1	8%	AA-	1%
Baa2	21%	A-	2%
Baa3	27%	BBB+	16%
Ba1	24%	BBB	25%
Ba2	9%	BBB-	18%
Ba3	1%	BB+	24%
<Ba	2%	BB	9%
NR	4%	NR	1%
Cash	4%	Cash	4%

Top 10 Issuers	% of Total Investments
Morgan Stanley	4.6%
HSBC PLC	4.3%
Wells Fargo	4.2%
Goldman Sachs Group	4.0%
Bank of America	4.0%
JPMorgan Chase	3.9%
ING Groep NV	3.8%
Metlife	3.7%
XL Group PLC	3.4%
Citigroup	3.3%

Destra Preferred and Income Securities Fund Portfolio Manager Letter 2012

How did the Fund perform during the annual period October 1, 2011 – September 30, 2012?

Over the fiscal year ending September 30th, the Fund’s investment portfolio had strong returns. The Class A shares had a total return of 17.71% at Net Asset Value, “NAV” (without load), while the Class I shares had a total return of 18.15% on NAV (without load). The Fund compared favorably to its benchmark index (a 50/50 blend of the BofA Merrill Lynch 8% Capped Hybrid Preferred Securities Index and the BofA Merrill Lynch 8% Constrained Corporate U.S. Capital Securities Index) which had a total return of 15.66% during the time period. On November 1, 2011 the Fund launched Class C Shares. From its inception through September 30, 2012 the NAV performance of the share class was 14.49%. Two important things to note when considering a Fund’s returns; first, the returns include reinvestment of all distributions and second, it is not possible to invest directly in an index. All of the Fund’s shares have the same investment objective, to seek total return with an emphasis on high current income. Under normal market conditions, the Fund invests at least 80% of the Fund’s net assets in a portfolio of preferred and income-producing securities, including traditional preferred stock, trust preferred securities, hybrid securities that have characteristics of both equity and debt securities, convertible securities, contingent-capital securities, subordinated debt, senior debt and securities of other open-end, closed-end or exchange-traded funds that invest primarily in the same types of securities. The Fund may also invest in up to 15% of its net assets in common stock.

What was the market environment like during the period?

Conditions in the preferred market have been, and remain, positive. Redemptions of securities have significantly outpaced new issues, leaving many investors scrambling to find replacements. In addition, it appears that fixed-income investors are increasingly turning to preferred securities, attracted in the current environment to their relatively high yields.

On June 7th, after much delay, the Federal Reserve proposed detailed new bank capital requirements as mandated by the 2010 Dodd-Frank Act. The proposed rules are intended to ensure banks maintain strong capital and are thus able to continue lending during severe economic downturns. Among many other effects, the new rules should gradually cause a shift in the type of preferred securities issued by banks and certain finance companies—the primary issuers of securities purchased by the Fund—from trust preferred securities to traditional preferred stock.

In the last 4 months of the Fund’s fiscal year, redemptions of preferred securities totaled roughly $44 billion. Redemptions of trust preferred securities issued by U.S. banks accounted for almost $34 billion. While upcoming changes in bank regulatory treatment of preferred securities triggered most of these redemptions, historically low current interest rates made many other older issues ripe for redemption. This redemption activity is likely to put downward pressure on the Fund’s investment income.

New issue activity has also been robust, but the amount of new issuance, almost $27 billion in that same 4-month period, has fallen well short of redemptions. Of this amount, only $6.1 billion was issued by U.S. banks in the new form of qualifying Tier 1 capital. This is largely as expected—most banks have chosen to build up capital by retaining earnings and issuing common stock. The balance of new issues came from a variety of industries, including insurance ($3.6b), other finance ($4.5b), REIT ($5.4b), foreign banks ($2.0b) and miscellaneous industrials and energy ($5.4b).

Fundamental credit quality has improved steadily since the financial crisis, despite sluggish economic growth. As preferred investors, Flaherty and Crumrine’s focus is primarily on an issuer’s balance sheet to ensure the company’s ability to meet its obligations. From our perspective, corporate balance sheets are healthier now than at any time in recent memory. Of course, not all companies are thriving. The ongoing European crisis has strained issuers in that region. However, Flaherty and Crumrine’s approach of owning preferred securities issued by strong, diversified European companies performed well during the year—this segment of the portfolio performed as well as the Fund’s domestic portfolio.

U.S. economic growth continued to be restrained by household and financial deleveraging throughout the year. In addition, elevated oil prices, fiscal uncertainty and the continuing European debt crisis also limited the recovery. While for several quarters there have been signs of improvement in the U.S. economy, the pace of growth has been well short of robust.

All of this stimulated demand for higher-yielding assets, especially preferred securities, and contributed to excellent performance for preferreds. However, returns of this magnitude are rare—even in periods of above-average market volatility such as those experienced over the past several years.

How did the Fund adjust to the market during this period?

The Fund ended its fiscal year more than 10 times larger than it was on September 30, 2011. Consequently, the Fund adjusted its portfolio primarily by altering its allocation of securities purchases over the course of the year. For example, at varying points throughout the year, the Fund had higher or lower exposures to European financial issuers as the crisis in Europe waxed and waned.

For most the year, the preferred market sat in a holding pattern awaiting new bank capital guidelines from the Federal Reserve. However, we tried to anticipate the redemptions that occurred this past summer by selling or avoiding securities that could be called on unattractive terms. This type of proactive management has always been part of our investment approach as we constantly evaluate the risk/return profile of each holding. We anticipate that banks will continue to redeem their trust preferred securities next year and ultimately will continue issuing new qualifying preferred stock.

Which holdings contributed to the Fund’s performance?

All sectors of the Fund’s holdings contributed positively this past fiscal quarter, six months and year. Among sectors, banks and insurance companies provided the highest total return.

Which holdings detracted from the Fund’s performance?

Almost every security in the portfolio contributed positively to the Fund’s performance in the period. Relatively speaking, the Fund’s utility and real estate investment trust holdings did not perform as well as the Fund’s financial positions. Of course, past performance is no guarantee of future success.

What is the portfolio manager’s outlook for the next six months/year?

Overall we remain moderately optimistic on U.S. economic growth this year, with restricted real GDP growth both this year and next. This moderate growth environment should allow companies to continue to boost earnings and further strengthen their balance sheets. At the same time, a number of risks are visible on the horizon, most notably (but not exclusively) the sovereign debt crisis in Europe.

We continue to believe that overall the Dodd-Frank and Basel III regulatory changes will be positive for investors of preferred securities. Banks will now need to hold significantly more common equity capital than they have in the past, and most U.S. banks already do. This will give banks much more capacity to absorb losses before preferred investments are in danger of impairment. While all of these regulatory changes have created uncertainty in the market, we believe they will be beneficial for preferreds as a whole.

Ultimately, we believe long-term investors will continue to earn attractive returns on preferred securities, although there may be some bumps along the way. We will continue to manage the Fund as we have managed preferred portfolios for almost 30 years—in quiet times and in crisis—with a disciplined eye on credit fundamentals, relative value and risk management.

Fund Risk Disclosures – Destra Preferred and Income Securities Fund

This document may contain forward –looking statements representing Destra’s or the portfolio manager or sub-adviser’s beliefs concerning futures operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s or the portfolio managers or sub-adviser’s control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Some important risks of the Destra Preferred and Income Securities Fund are:

PRINCIPAL RISKS

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Preferred and Subordinated Security Risk—Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled.

Credit Risk—Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Fund because the Fund may invest in “high yield” or “high risk” securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.

Interest Rate Risk—If interest rates rise, in particular, if long-term interest rates rise, the prices of fixed-rate securities held by the Fund will fall.

Liquidity Risk—This Fund, like all open-end funds, is limited to investing up to 15% of its net assets in illiquid securities. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. It is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet any potentially large redemption requests by fund shareholders.

Concentration Risk—The Fund intends to invest 25% or more of its total assets in securities of financial services companies. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting financial services companies.

Financial Services Company Risk—Financial services companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

Foreign Investment Risk—Because the Fund can invest its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Currency Risk—Since a portion of the Fund’s assets may be invested in securities denominated foreign currencies, changes in currency exchange rates may adversely affect the Fund’s net asset value, the value of dividends and income earned, and gains and losses realized on the sale of securities.

Non-Diversification Risk—The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, may experience increased volatility and may be highly concentrated in certain securities.

Convertible Securities Risk—The market value of a convertible security often performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

High Yield Securities Risk—High yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will under-perform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Risks Associated with Active Management—The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s sub-adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment sub-adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks—The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Destra Focused Equity Fund
Discussion of Fund Performance

Destra Focused Equity Fund
Inception Date: April 12, 2011			Inception Date: November 1, 2011
Share Class	1 year	Life of Fund	Share Class	6 months	Life of Fund
A at NAV	22.00%	11.76%	C at NAV	-2.60%	9.73%
A with Load	14.98%	5.30%	C with Load	-3.58%	8.73%
I at NAV	22.53%	12.40%
S&P 500 Index	30.20%	12.26%	S & P 500 Index	3.43%	17.37%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 5.75%. C Class shares have a maximum deferred sales charge of 1.00%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment adviser. Returns for less than 1 year are not annualized. Fund returns include the reinvestment of distributions.

The Focused Equity Fund’s estimated total annual operating expense ratio, gross of any fee waiver or expense reimbursement were anticipated to be 29.24% for Class A, 2.46% for Class C, and 26.04% for Class I shares. There is a contractual/voluntary fee waiver currently in place for this Fund through February 1, 2022, to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 1.60% for Class A, 2.35% for Class C, and 1.32% for Class I shares of average net assets per year. Some expenses fall outside of this cap and actual expenses may be higher than 1.60% for Class A, 2.35% for Class C, and 1.32% for Class I shares. Without this expense cap, actual returns would be lower.

The S&P 500 Index is a stock market index containing the stocks of 500 American Large-Cap Corporations.

Growth of $10,000 Investment
Since Inception At Offering Price

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Class A shares have a maximum sales charge of 5.75% imposed on purchases. Indexes are unmanaged and do not take into account fees, expenses, or other costs. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

Destra Focused Equity Fund
Discussion of Fund Performance, Continued

		% of Total
Top Five Holdings:	Ticker	Investment
Coach, Inc.	COH	5.0%
Autodesk, Inc.	ADSK	4.9%
IBM	IBM	4.8%
Oracle Corp.	ORCL	4.8%
Target Corp.	TGT	4.8%

Industry Sectors	Weight
Consumer Discretionary	33.8%
Information Technology	33.6%
Consumer Staples	14.4%
Health Care	9.6%
Telecom	4.8%
Cash	3.8%

	Destra Focused Equity Fund	S&P 500
# of Holdings	20	500
Wtd. Avg. Market Cap	57.5 bil	27.3 bil
Price to Earnings;Trailing Operating	19.3x	15.3x
Price to Book	3.7x	2.2x

Destra Focused Equity Fund Portfolio Manager Letter 2012

Fund Snapshot –

As sub-advisor for the Destra Focused Equity Fund (the “Fund”), WestEnd Advisors’ investment philosophy is that sector and industry performance is highly correlated with particular stages of the business cycle. They overweight equities in sectors of the S&P 500 Index they believe will experience economic tailwinds, and avoid investing in sectors they view as untimely at a particular stage of the business cycle. The result is a core investment style that shifts portfolio sector and style emphasis over cycles to seek to remain properly oriented and timely over a full economic and market cycle, in pursuit of the Fund’s investment objective of long-term capital appreciation. In addition, the Fund is non-diversified and under normal circumstances is made up of about 20-25 stocks.

How did the Fund do in the reporting period?

Over the last twelve months ending September 30, 2012, the Fund’s, Class A shares provided a total return of 22.00% at Net Asset Value, “NAV” (without load) while Class I shares of the Fund provided a total return of 22.53% at NAV. The Fund’s Class C shares, which were launched on November 1, 2011 returned 9.73% at NAV (without load). This compares with a one year return of 30.20% for the Fund’s benchmark, the S&P 500 Index. These returns include the reinvestment of all distributions during the time period. It is not possible to invest directly in an index.

What was the economic and market environment during the period?

The stock market rallied in the twelve months ended September 2012, fueled by central bank actions in Europe, strong consumer spending in the U.S., and highly accommodative monetary policy by the Federal Reserve.

The economic backdrop has shifted subtly in recent quarters even as the stock market rose. Business investment, for example, has weakened compared to earlier in the economic recovery, with a marked slowdown in orders for durable goods in particular. Manufacturing activity has flattened since the spring, and slower export growth has likely contributed to that softness. These shifts are examples of how the areas of economic strength have narrowed recently. Heightened uncertainty about government policy and the outcome of the elections, as well as weaker export markets, including Europe, likely account for some of this weakness. This more narrow economic strength raises the possibility that the economy could be vulnerable to negative economic shocks.

Consumer spending remained an economic highlight as limited layoffs and solid income growth drove overall consumer spending, and spending on big ticket items like cars and trucks. Housing also continued to improve - albeit from a very low base. We still do not see housing as a major catalyst for the economy, but it is certainly a positive that housing is no longer a drag on growth.

The softening of the economic environment has impacted corporate earnings growth. S&P 500 Index earnings declined in third quarter of 2012 for the first time in 12 quarters. Only three of the ten S&P 500 Sectors grew earnings in the third quarter compared to the same quarter a year ago. The Consumer Discretionary and Information Technology Sectors, however, are two of the three Sectors that delivered earnings growth in the third quarter of 2012.

Which holdings contributed to the Fund’s performance?

The largest positive contributor to the absolute performance of the Destra Focused Equity Fund for the twelve months ended September 2012 was the Fund’s allocation to the Information Technology Sector.

The largest positive contributor to the relative performance of the Fund compared to the Fund’s benchmark for the twelve months ended September 2012 was the Fund’s allocation to the Consumer Staples Sector. Stock selection in the Sector helped as Whole Foods Market, Inc. (4.9% of the Fund) outperformed the benchmark for the twelve months ended September 2012.

Which holdings detracted from the Fund’s performance?

All the Fund’s Sectors with allocations contributed positively to absolute performance for the twelve months ended September 2012. However, the largest negative contributor to the relative performance of the Fund over the period was the Fund’s allocation to the Consumer Discretionary Sector. Johnson Controls, Inc. (not held at the end of the reporting period), which is in the Consumer Discretionary Sector, was the worst performing stock in the Fund for the twelve months ended September 2012. Johnson Controls, Inc. was sold in the third quarter of 2012 on concerns about the company’s ability to consistently grow earnings at an attractive pace. The stocks of other Consumer Discretionary companies held in the Fund are anticipated to perform well in the environment ahead.

What is your outlook for the Fund in the coming 12 months?

The impact of QE3, the fallout from the November elections and the prospective resolution of the Fiscal Cliff are among the issues that have contributed to the current clouded outlook for the U.S. economy. Typically, concerns, even ones as big as these, do not have a substantial influence on the direction of the U.S. economy. Today, however, our analysis indicates the U.S. economy has softened to the degree that it is vulnerable. Unfavorable resolutions of these questions could exacerbate the U.S. economy’s current softness and contribute to a drop in growth below the moderate growth range that we have seen for the past several years. We have thought for some time that this moderate pace of growth could persist for an extended period. But we also believe that if economic growth weakens for a sustained period, it would warrant increased allocations to the least economically sensitive Sectors of the stock market like Health Care and Consumer Staples.

At the same time, we see pockets of strength in the economic backdrop, and potential positive catalysts for the stock market, including lessened uncertainty associated with the resolution of major open issues. There is also the possibility that with greater clarity about the path of U.S. growth we will maintain our overweight positions in the Consumer Discretionary and Information Technology Sectors. Until we can determine whether economic conditions warrant a shift in the Destra Focused Equity Fund, the Fund will own companies that benefit from continued strength in both consumer spending and enterprise technology spending, and that we believe have the potential to translate that economic strength into strong relative earnings growth.

Fund Risk Disclosures – Destra Focused Equity Fund

This document may contain forward –looking statements representing Destra’s or the portfolio manager or sub-adviser’s beliefs concerning futures operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s or the portfolio managers or sub-advisers control or are subject to change, actual results could be materially different. There is no guarantee that such forward looking statements will come to pass.

Some important risks of the Destra Focused Equity Fund are:

PRINCIPAL RISKS

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Equity Securities Risk—Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Sector Focus Risk—The Fund will typically focus its investments on companies within particular economic sectors. To the extent that it does so, developments affecting companies in those sectors will have a magnified effect on the Fund’s net asset value and total return.

Consumer Discretionary Companies Risk—Consumer discretionary companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. The success of this sector depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

Information Technology Companies Risk—Information technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

Non-Diversification/Limited Holdings Risk—The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, may experience increased volatility and may be highly concentrated in certain issues. Furthermore, because the Fund has a relatively small number of issuers the Fund has greater susceptibility to adverse developments in one issuer or group of issuers.

Investment Strategy Risk—The Fund invests in common stocks of companies that the sub-adviser believes will perform well in certain phases of the business cycle. The sub-adviser’s investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will under-perform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Risks Associated with Active Management—The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s sub-adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment sub-adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks—The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Overview of Fund Expenses | As of September 30, 2012 (unaudited)

As a shareholder of the Destra Investment Trust II, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid through 9/30/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized
			Expense
			Ratios
	Beginning	Ending	During the	Expenses
	Account	Account	Period	Paid
	Value	Value	4/1/12	through
	3/31/12	9/30/2012	to 9/30/12	to 9/30/12†
Destra Preferred and Income Securities Fund Class A
Actual	$1,000.00	$1,078.01	1.50%	$7.79
Hypothetical (5% return before expenses)	1,000.00	1,017.50	1.50%	7.57
Destra Preferred and Income Securities Fund Class C
Actual	1,000.00	1,074.53	2.25%	11.67
Hypothetical (5% return before expenses)	1,000.00	1,013.75	2.25%	11.33
Destra Preferred and Income Securities Fund Class I
Actual	1,000.00	1,080.53	1.22%	6.35
Hypothetical (5% return before expenses)	1,000.00	1,018.90	1.22%	6.16
Destra Focused Equity Fund Class A
Actual	1,000.00	977.83	1.60%	7.91
Hypothetical (5% return before expenses)	1,000.00	1,017.00	1.60%	8.07
Destra Focused Equity Fund Class C
Actual	1,000.00	973,96	2.35%	11.60
Hypothetical (5% return before expenses)	1,000.00	1,013.25	2.35%	11.83
Destra Focused Equity Fund Class I
Actual	1,000.00	979.60	1.32%	6.53
Hypothetical (5% return before expenses)	1,000.00	1,018.40	1.32%	6.66

†
Expenses are calculated using the Fund’s annualized expense ratio, which includes waived fees or reimbursed expenses, multiplied by the average account value for the period, multiplied by 183/366 (to reflect the six-month period). Hypothetical expenses assume the Fund was outstanding for a full six-month period and not the shorter actual period shown above.

DESTRA PREFERRED AND INCOME SECURITIES FUND
PORTFOLIO OF INVESTMENTS
September 30, 2012

Number
of		Moody's
Shares		Ratings	Fair Value
	Long Term Investments - 95.6%
	Preferred Stocks - 66.6%

	Banks - 36.2%
21,360	Bank of America Corp., PFD
	8.625%, Series 8 (a)	B1	$554,292
	Barclays Bank PLC, PFD
4,169	7.750%, Series 4 (a)	Ba2	106,768
2,000	8.125%, Series 5 (a)	Ba2	51,840
22,050	BB&T Corp., PFD 5.625%,
	Series E (a)	Baa2	563,819
5,000	Capital One Financial Corp., PFD
	6.000%, Series B (a)	Ba1	125,100
5,000	Citigroup Capital VII, PFD 7.125%
	07/31/31	Ba2	126,650
22,255	Citigroup Capital VIII, PFD 6.950%
	09/15/31	Ba2	559,936
7,542	Citigroup Capital XIII, PFD 7.875%
	10/30/40	Ba2	210,045
19,805	Countrywide Capital V, PFD
	7.000% 11/01/36	Ba2	498,888
22,750	First Niagara Financial Group, Inc.,
	PFD 8.625%, Series B (a)	Ba2	665,438
17,925	First Republic Bank, PFD 6.700%,
	Series A (a)	Baa3	486,484
6,000	Goldman Sachs Group, Inc., PFD
	6.200%, Series B (a)	Ba2	151,860
21,364	HSBC Holdings PLC, PFD 8.000%,
	Series 2 (a)	Baa2	603,533
3,900	HSBC USA, Inc., PFD 6.500%,
	Series H (a)	Baa2	98,943
	ING Groep NV,
4,223	PFD 7.050% (a)	Ba1	105,659
28,634	PFD 7.375% (a)	Ba1	713,846
8,410	PFD 8.500% (a)	Ba1	220,342
4,000	JPMorgan Chase & Co., PFD
	8.625%, Series J (a)	Ba1	106,000
6,651	KeyCorp, PFD 7.750%,
	Series A (a)(b)	Ba1	823,061
12,000	M&T Capital Trust IV, PFD 8.500%
	01/31/68	Baa2	308,280
5,473	Morgan Stanley Capital Trust III,
	PFD 6.250% 03/01/33	Ba1	136,114
11,280	Morgan Stanley Capital Trust VI,
	PFD 6.600% 02/01/46	Ba1	283,466
11,290	Morgan Stanley Capital Trust VII,
	PFD 6.600% 10/15/66	Ba1	281,121
8,185	PNC Financial Services Group, Inc.,
	PFD 6.125%, Series P (a)	Baa3	224,842
5,523	Santander Finance Preferred SA
	Unipersonal, PFD 10.500%,
	Series 10 (a)	Ba3	149,121
6,000	Texas Capital Bancshares, Inc., PFD
	6.500% 09/21/42	Ba1	154,500
1,715	US Bancorp, PFD 6.000%,
	Series G (a)	A3	47,986
	Wells Fargo & Co., PFD
550	7.500%, Series L (a)(b)	Baa3	680,900
2,500	8.000%, Series J (a)	Baa3	74,300
	Zions Bancorporation, PFD
12,803	7.900%, Series F (a)	BB (c)	355,795
15,000	9.500%, Series C (a)	BB (c)	392,550
			9,861,479
	Diversified Financials - 5.6%
15,550	Affiliated Managers Group, Inc.,
	PFD 6.375% 08/15/42	BBB- (c) $	401,190
9,287	Charles Schwab Corp., PFD
	6.000%, Series B (a)	Baa2	242,762
1,400	Deutsche Bank Contingent Capital
	Trust III, PFD 7.600% (a)	Ba2	37,184
1,477	Deutsche Bank Contingent Capital
	Trust V, PFD 8.050% (a)	Ba2	40,101
18,000	HSBC Finance Corp., PFD 6.360%,
	Series B (a)	Baa3	451,620
12,550	Raymond James Financial, Inc.,
	PFD 6.900% 03/15/42	Baa2	344,623
			1,517,480
	Energy - 1.3%
14,130	Nexen, Inc., PFD 7.350%
	11/01/43	Ba1	359,326

	Insurance - 11.1%
9,050	Arch Capital Group Ltd., PFD
	6.750%, Series C (a)	Baa2	241,635
22,674	Axis Capital Holdings Ltd., PFD
	6.875%, Series C (a)	Baa3	609,931
12,848	Delphi Financial Group, Inc., PFD
	7.376% 05/15/37	Baa3	319,996
	Endurance Specialty Holdings Ltd.,
15,000	PFD 7.500%, Series B (a)	Baa3	392,550
3,681	PFD 7.750%, Series A (a)	Baa3	97,546
	Partnerre Ltd., PFD
10,000	6.750%, Series C (a)	Baa2	252,900
8,696	7.250%, Series E (a)	Baa2	238,270
	Principal Financial Group, Inc., PFD
2,000	5.563%, Series A (a)	Baa3	193,500
3,953	6.518%, Series B (a)	Baa3	104,359
12,383	Renaissancere Holdings Ltd., PFD
	6.600%, Series D (a)	Baa2	314,652
9,710	W.R. Berkley Capital Trust II, PFD
	6.750% 07/26/45	Baa3	247,411
			3,012,750
	Miscellaneous - 1.0%
10,320	Stanley Black & Decker, Inc., PFD
	5.750% 07/25/52	Baa2	272,138

	Real Estate - 6.1%
24,012	Commonwealth REIT, PFD 7.250%,
	Series E (a)	Baa3	625,753
751	Commonwealth REIT, PFD 7.500%
	11/15/19	Baa2	16,447
10,430	Cubesmart, PFD 7.750%,
	Series A (a)	Ba1	281,193
4,598	Duke Realty Corp., PFD 6.600%,
	Series L (a)	Baa3	116,283
1,750	Kimco Realty Corp., PFD 7.750%,
	Series G (a)	Baa2	44,503
4,448	PS Business Parks, Inc., PFD
	6.875%, Series R (a)	Baa3	118,895
3,350	Public Storage, PFD 5.375%,
	Series V (a)	Baa1	84,788
14,400	Realty Income Corp., PFD 6.625%,
	Series F (a)	Baa2	383,328
			1,671,190

The accompanying notes are an integral part of these financial statements.

DESTRA PREFERRED AND INCOME SECURITIES FUND
PORTFOLIO OF INVESTMENTS, CONTINUED
September 30, 2012
Number
of Shares/	Moody's
Par Value	Ratings	Fair Value
	Utilities - 5.3%
6,280	Constellation Energy Group, Inc.,
	PFD 8.625% 06/15/63, Series A	Baa3	$ 164,285
5,148	Entergy Louisiana LLC, PFD
	6.950% (a)	Ba1	518,500
	Southern California Edison Co.,
1,000	PFD 6.000% (a)	Baa2	101,219
6,675	PFD 6.125% (a)	Baa2	675,009
			1,459,013
	Total Preferred Stocks
	(Cost $17,668,759)		18,153,376

	Capital Securities - 24.0%

	Banks - 6.9%
312,000	Capital One Capital III 7.686%
	08/15/36	Baa3	317,850
330,000	First Union Capital II 7.950%
	11/15/29, Series A	Baa1	371,927
210,000	Goldman Sachs Capital I 6.345%
	02/15/34	Baa3	211,606
846,000	JPMorgan Chase & Co. 7.900%,
	Series 1 (a)	Ba1	964,282
20,000	NB Capital Trust II 7.830%
	12/15/26	Ba2	20,395
			1,886,060
	Diversified Financials - 0.8%
200,000	General Electric Capital Corp.
	7.125%, Series A (a)	Baa1	223,754

	Energy - 2.0%
481,000	Enterprise Products Operating LLC
	8.375% 08/01/66,
	Series A	Baa3	542,776

	Insurance - 12.2%
200,000	ACE Capital Trust II 9.700%
	04/01/30	Baa1	288,000
325,000	Aon Corp. 8.205% 01/01/27	Baa3	408,310
200,000	Lincoln National Corp. 7.000%
	05/17/66	Ba1	203,250
677,000	MetLife, Inc. 10.750% 08/01/39	Baa2	1,010,422
480,000	Stancorp Financial Group, Inc.
	6.900% 06/01/67	Baa3	470,400
1,000,000	XL Group PLC 6.500%,
	Series E (a)	Ba1	925,000
			3,305,382
	Utilities - 2.1%
350,000	PPL Capital Funding, Inc. 6.700%
	03/30/67, Series A	Ba1	364,369
195,000	Puget Sound Energy, Inc. 6.974%
	06/01/67, Series A	Baa3	208,109
			572,478
	Total Capital Securities
	(Cost $6,188,118)		6,530,450

	Corporate Bonds - 5.0%

	Banks - 4.6%
666,000	Goldman Sachs Group, Inc.
	6.750% 10/01/37	Baa1	715,695
490,000	Morgan Stanley
	6.375% 07/24/42	Baa1	541,562
			1,257,257
	Utilities - 0.4%
75,000	Southern Union Co. 8.250%
	11/15/19	Baa3	93,908

	Total Corporate Bonds
	(Cost $1,224,063)		1,351,165

	Total Long-Term Investments - 95.6%
	(Cost $25,080,940)		26,034,991

1,261,957	Money Market Mutual Funds - 4.6%
	Fidelity Institutional Money Market
	Prime, 0.10% (d)
	(Cost $1,261,957)		1,261,957

	Total Investments - 100.2%
	(Cost $26,342,897)		27,296,948
	Liabilities in excess of other
	Assets - (0.2%)		(50,492)

	Net Assets - 100.0%		$ 27,246,456

		% of
Summary by Country	Fair Value	Net Assets
Bermuda	$2,147,485	7.9%
Britain	762,141	2.8
Canada	359,326	1.3
Ireland	925,000	3.4
Netherlands	1,039,847	3.8
Spain	149,121	0.6
United States	21,914,028	80.4
Total Investments	27,296,948	100.2%
Liabilities in excess of
other Assets	(50,492)	(0.2)
Net Assets	$27,246,456	100.0%

LLC - Limited Liability Corporation
NV - Publicly Traded Company
PFD - Preferred Security
PLC - Public Limited Company
REIT - Real Estate Investment Trust
SA - Corporation

(a)- Perpetual Security.
(b) - Convertible Preferred Security.
(c) - Standard & Poor’s Rating.
(d) - Interest rate shown reflects yield as of September 30, 2012.

The accompanying notes are an integral part of these financial statements.

DESTRA FOCUSED EQUITY FUND
PORTFOLIO OF INVESTMENTS
September 30, 2012

Number
of
Shares	Description	Fair Value
	Common Stocks - 97.7%

	Consumer Durables & Apparel - 9.9%
35,006	Coach, Inc	$ 1,961,036
19,817	NIKE, Inc. - Class B	1,880,831
		3,841,867
	Food & Staples Retailing - 9.7%
18,710	Costco Wholesale Corp	1,873,339
19,517	Whole Foods Market, Inc	1,900,956
		3,774,295
	Household & Personal Products - 4.9%
30,572	The Estee Lauder Cos., Inc. -
	Class A	1,882,318

	Media - 4.9%
35,988	The Walt Disney Co	1,881,453

	Pharmaceuticals, Biotechnology &
	Life Sciences - 9.8%
22,486	Amgen, Inc	1,896,019
24,605	Celgene Corp. *	1,879,822
		3,775,841
	Retailing - 19.6%
30,107	Bed Bath & Beyond, Inc. *	1,896,741
62,725	Lowe’s Cos., Inc	1,896,804
34,316	Nordstrom, Inc	1,893,557
29,972	Target Corp	1,902,323
		7,589,425
	Semiconductors & Semiconductor
	Equipment - 4.8%
82,595	Intel Corp	1,873,255

	Software & Services - 19.6%
57,646	Adobe Systems, Inc. *	1,871,189
57,313	Autodesk, Inc. *	1,912,535
9,184	International Business Machines
	Corp	1,905,221
60,465	Oracle Corp	1,904,043
		7,592,988
	Technology Hardware & Equipment - 9.7%
69,138	EMC Corp. *	1,885,393
29,944	QUALCOMM, Inc	1,871,200
		3,756,593
	Telecommunication Services - 4.8%
29,199	Crown Castle
	International Corp. *	1,871,656

	Total Common Stocks
	(Cost $36,011,557)	37,839,691

	Money Market Mutual Funds - 3.9%
1,507,208	Fidelity Institutional Money
	Market Prime, 0.10% (a)
	(Cost $1,507,208)	1,507,208

	Total Investments - 101.6%
	(Cost $37,518,765)	39,346,899
	Liabilities in excess
	of other Assets - (1.6%)	(617,104)

	Net Assets - 100.0%	$ 38,729,795

*	Non-income producing security.
(a)	Interest rate shown reflects yield as of September 30, 2012.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2012
	Destra Preferred	Destra
	and Income	Focused
	Securities	Equity
	Fund	Fund
Assets
Investments:
Investments at cost	$26,342,897	$37,518,765
Net unrealized appreciation	954,051	1,828,134
Total investments at value	27,296,948	39,346,899
Receivables:
Capital shares sold	326,824	228,610
Dividends and interest	226,191	17,667
Due from the advisor	84,855	58,374
Foreign tax reclaims	1,777	—
Investments sold	—	175,069
Total assets	27,936,595	39,826,619

Liabilities:
Payables:
Investments purchased	462,327	722,128
Transfer agent fees	64,051	80,556
Audit fees	24,932	24,932
Legal fees	24,425	43,597
Trustees’ fees	5,928	5,863
Capital shares payable	2,793	85,073
Other expenses and payables	105,683	134,675
Total liabilities	690,139	1,096,824
Net Assets	$27,246,456	$38,729,795

Composition of Net Assets
Paid-in capital ($0.001 par value common stock)	$25,932,987	$37,157,743
Undistributed net investment income (loss)	371,451	(31,817)
Accumulated net realized gain (loss) on investments	(12,033)	(224,265)
Net unrealized appreciation on investments	954,051	1,828,134
Net Assets	$27,246,456	$38,729,795

Net Assets
Class A	$12,119,854	$21,761,057
Class C	$2,549,130	$1,954,996
Class I	$12,577,472	$15,013,742

Shares Outstanding
Class A	718,372	1,298,067
Class C	150,928	118,758
Class I	749,325	893,347

Net Asset Value Per Share
Class A	$16.87	$16.76
Class C	$16.89	$16.46
Class I	$16.79	$16.81

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
Year ended September 30, 2012
	Destra Preferred	Destra
	and Income	Focused
	Securities	Equity
	Fund	Fund
Investment Income
Dividends	$505,562	$199,530
Less: foreign taxes withheld	(643)	—
Interest income	188,532	—
Total Investment Income	693,451	199,530

Expenses:
Transfer agent fees	105,707	139,331
Advisory fees	74,229	134,427
Shareholder reporting fees	48,801	62,375
Administration and accounting fees	41,353	44,888
Legal fees	37,958	63,427
Audit fees	30,298	30,298
Blue Sky Class A	28,201	25,818
Blue Sky Class C	23,133	23,807
Blue Sky Class I	45,773	49,497
Offering costs	24,556	24,556
Shareholder servicing fees	15,861	24,402
Distribution fees Class A	13,545	22,593
Distribution fees Class C	10,148	6,792
Trustees’ fees and expenses	11,122	11,073
Insurance fees	6,332	7,260
Custody fees	4,172	8,371
Other expenses	4,469	4,465
Total expenses	525,658	683,380
Less: expense waivers and reimbursements	(379,289)	(442,289)
Net expenses	146,369	241,091
Net Investment Income (Loss)	$547,082	$(41,561)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments in securities	$49,394	$(175,957)
Net change in unrealized appreciation on investments in securities	1,005,019	1,862,314
Net realized and unrealized gain on investments in securities	1,054,413	1,686,357
Net Increase in Net Assets Resulting from Operations	$1,601,495	$1,644,796

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended September 30, 2012 and period ended September 30, 2011

	Destra Preferred and		Destra Focused
	Income Securities Fund		Equity Fund
		For the		For the
	For the	period	For the	period
	year	April 12,	year	April 12,
	ended	2011* to	ended	2011* to
	September 30,	September 30,	September 30,	September 30,
	2012	2011	2012	2011
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$547,082	$50,693	$(41,561)	$(394)
Net realized gain (loss) on investments in securities	49,394	(174)	(175,957)	(48,308)
Net change in unrealized appreciation (depreciation) on
investments in securities	1,005,019	(50,968)	1,862,314	(34,180)
Net increase (decrease) in net assets resulting from operations	1,601,495	(449)	1,644,796	(82,882)

Class A
Distribution to Shareholders
Net investment income	(161,847)	(23,711)	(233)	—
Net realized gain	(386)	—	—	—
Return of capital	—	—	(258)	—
Total distributions to shareholders	(162,233)	(23,711)	(491)	—

Class C
Distribution to Shareholders
Net investment income	(15,514)	—	—	—
Net realized gain	(16)	—	—	—
Return of capital	—	—	—	—
Total distributions to shareholders	(15,530)	—	—	—

Class I
Distribution to Shareholder
Net investment income	(77,719)	(16,790)	(1,017)	—
Net realized gain	(195)	—	—	—
Return of capital	—	—	(3,772)	—
Total distributions to shareholders	(77,914)	(16,790)	(4,789)	—

Class A
Capital Share Transactions
Proceeds from shares sold	10,057,521	1,730,906	21,110,226	983,639
Dividends reinvested	125,101	19,551	338	—
Cost of shares redeemed	(520,776)	(4,074)	(1,308,946)	(5,045)
Net increase from capital share transactions	9,661,846	1,746,383	19,801,618	978,594

Class C
Capital Share Transactions
Proceeds from shares sold	2,415,393	—	1,934,043	—
Dividends reinvested	11,667	—	—	—
Cost of shares redeemed	(25,908)	—	(11,981)	—
Net increase from capital share transactions	2,401,152	—	1,922,062	—

Class I
Capital Share Transactions
Proceeds from shares sold	11,023,787	1,000,065	13,933,682	1,000,005
Dividends reinvested	59,512	16,380	4,229	—
Cost of shares redeemed	(17,781)	(59)	(520,737)	—
Redemption Fees	293	—	3,698	—
Net increase from capital share transactions	11,065,811	1,016,386	13,420,872	1,000,005

Total increase in net assets	24,474,627	2,721,819	36,784,068	1,895,717

Net Assets
Beginning of year	2,771,829	50,010	1,945,727	50,010
End of year	$27,246,456	$2,771,829	$38,729,795	$1,945,727
Undistributed net investment income (loss) at end of year	$371,451	$11,184	$(31,817)	$1,250

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

For the year ended September 30, 2012 and period ended September 30, 2011

	Destra Preferred and		Destra Focused
	Income Securities Fund		Equity Fund
		For the		For the
	For the	period	For the	period
	year	April 12,	year	April 12,
	ended	2011* to	ended	2011* to
	September 30,	September 30,	September 30,	September 30,
	2012	2011	2012	2011
Class A
Change in Shares Outstanding
Shares outstanding, beginning of period	117,746	1,667	73,212	1,667
Shares sold	625,418	115,038	1,308,158	71,898
Shares reinvested	7,935	1,315	23	—
Shares repurchased	(32,727)	(274)	(83,326)	(353)
Shares outstanding, end of period	718,372	117,746	1,298,067	73,212

Class C
Change in Shares Outstanding
Shares outstanding, beginning of period	—	—	—	—
Shares sold	151,735	—	119,501	—
Shares reinvested	727	—	—	—
Shares repurchased	(1,534)	—	(743)	—
Shares outstanding, end of period	150,928	—	118,758	—

Class I
Change in Shares Outstanding
Shares outstanding, beginning of period	69,437	1,667	68,334	1,667
Shares sold	677,133	66,671	856,311	66,667
Shares reinvested	3,823	1,103	282	—
Shares repurchased	(1,068)	(4)	(31,580)	—
Shares outstanding, end of period	749,325	69,437	893,347	68,334

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For the year ended September 30, 2012 and period ended September 30, 2011

Beneficial interest outstanding throughout the period is presented below:

Destra Preferred and	Destra Focused
Income Securities Fund	Equity Fund
For the	For the
For the	period	For the	period
year	April 12,	year	April 12,
ended	2011* to	ended	2011* to
September 30,	September 30,	September 30,	September 30
2012	2011	2012	2011
Class A
Net asset value, beginning of period	$14.82	$15.00	$13.74	$15.00
Investment operations:
Net investment income (loss)1	0.87	0.67	(0.06)	(0.03)
Net realized and unrealized gain (loss)	1.70	(0.65)	3.08	(1.23)
Net Increase (decrease) in Net Asset Value from Operations	2.57	0.02	3.02	(1.26)

Distributions paid to shareholders from:
Net investment income	(0.52)	(0.20)	—	5	—
Net realized gains	—	5	—	—	—
Total distributions	(0.52)	(0.20)	—	—

Net asset value, end of period	$16.87	$14.82	$16.76	$13.74

TOTAL RETURN2	17.71%	0.15	%4	22.00%	(8.40	)%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$12,120	$1,745	$21,761	$1,006
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.50%	1.50	%3	1.60%	1.60	%3
Expenses, prior to expense reimbursements/waivers	4.78%	20.31	%3	3.75%	29.23	%3
Net investment income (loss)	5.44%	9.37	%3	(0.33)%	(0.46	)%3
Portfolio turnover rate	45%	25	%4	42%	22	%4

Class C†
Net asset value, beginning of period	$15.00	$—	$15.00	$—
Investment operations:
Net investment income (loss)1	0.72	—	(0.16)	—
Net realized and unrealized gain	1.43	—	1.62	—
Net Increase in Net Asset Value from Operations	2.15	—	1.46	—

Distributions paid to shareholders from:
Net investment income	(0.26)	—	—	—
Net realized gains	—	5	—	—	—
Total distributions	(0.26)	—	—	—

Net asset value, end of period	$16.89	$—	$16.46	$—

TOTAL RETURN2,4	14.49%	—	9.73%	—
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$2,549	$—	$1,955	$—
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers3	2.25%	—	2.35%	—
Expenses, prior to expense reimbursements/waivers3	8.58%	—	11.11%	—
Net investment income (loss)3	4.86%	—	(1.09)%	—
Portfolio turnover rate	45%	—%	42%	—%

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS, CONTINUED
For the year ended September 30, 2012 and period ended September 30, 2011

Beneficial interest outstanding throughout the period is presented below:
Destra Preferred and	Destra Focused
Income Securities Fund	Equity Fund
For the	For the
For the	period	For the	period
year	April 12,	year	April 12,
ended	2011* to	ended	2011* to
September 30,	September 30,	September 30,	September 30
2012	2011	2012	2011
Class I
Net asset value, beginning of period	$14.79	$15.00	$13.76	$15.00
Investment operations:
Net investment income (loss)1	0.95	0.47	(0.01)	—
Net realized and unrealized gain (loss)	1.67	(0.43)	3.10	(1.24)
Net Increase (decrease) in Net Asset Value from Operations	2.62	0.04	3.09	(1.24)

Distributions paid to shareholders from:
Net investment income	(0.62)	(0.25)	(0.04)	—
Net realized gains	—	5	—	—	—
Total distributions	(0.62)	(0.25)	(0.04)	—

Net asset value, end of period	$16.79	$14.79	$16.81	$13.76

TOTAL RETURN2	18.15%	0.23	%4	22.53%	(8.27	)%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$12,577	$1,027	$15,014	$940
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.22%	1.22	%3	1.32%	1.32	%3
Expenses, prior to expense reimbursements/waivers	5.19%	24.80	%3	4.42%	26.03	%3
Net investment income (loss)	5.86%	6.57	%3	(0.07)%	0.04	%3
Portfolio turnover rate	45%	25	%4	42%	22	%4

*	Commencement of operations.
†	Data is provided for the period November 1, 2011 (commencement of operations) to September 30, 2012.
1	Based on average shares outstanding.
2
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

3	Annualized.
4	Not annualized.
5	Greater than $0.000, but less than $0.005.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

1. ORGANIZATION

Destra Investment Trust II Fund was organized as a Massachusetts business trust on January 27, 2011, as an open-end management investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). At the year end, the Trust consisted of two series (collectively, the “Funds” and each individually a “Fund”): Destra Preferred and Income Securities Fund (“Preferred and Income Fund”) and Destra Focused Equity Fund (“Focused Equity Fund”). The Preferred and Income Fund’s investment objective is to seek total return with an emphasis on high current income. The Focused Equity Fund’s investment objective is to seek long-term capital appreciation. Each Fund currently offers three classes of shares, Classes A, C and I. All share classes have equal rights and voting privileges, except in matters affecting a single class. Each Fund is non-diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds:

Investment Valuation

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter (“OTC”) market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the prices supplied by the pricing agent for such securities, if available, and otherwise shall be valued at the available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before a Fund calculates its net asset value, a Fund values these securities at fair value as determined in accordance with procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that a Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In accordance with Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), fair value is defined as the price that each Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820-10 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds have adopted policies and procedures consistent with the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the standard requires reporting entities to disclose i) for Level 2 or Level 3 positions, the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements for Level 3 positions must be shown on a gross basis in the Level 3 roll forward rather than as one net number.

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management. For Level 3 securities, the Funds estimate fair value based upon a variety of observable and non-observable inputs using procedures established in good faith by management. The Funds’ procedures are approved by the Board of Trustees.

The following table represents the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of September 30, 2012:

Destra Preferred and Income Securities Fund
	Level 1		Level 2	Level 3	Total
Preferred Securities*	$18,153,376	†	$—	$—	$18,153,376
Capital Securities*	—		6,530,450	—	6,530,450
Corporate Bonds*	—		1,351,165	—	1,351,165
Money Market Mutual Funds	1,261,957		—	—	1,261,957
Total	$19,415,333		$7,881,615	$—	$27,296,948

Destra Focused Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks*	$37,839,691	$—	$—	$37,839,691
Money Market Mutual Funds	1,507,208	—	—	1,507,208
Total	$39,346,899	$—	$—	$39,346,899

†
81,274 was transferred into Level 1 from Level 2 as a result of readily available market quotations in active markets. It is the Funds’ policy to recognize transfers in and out at fair value as of the beginning of the period.

*	Please refer to the portfolio of investments to view securities segregated by industry.

The Funds held no Level 3 securities during the year ended September 30, 2012.

Investment Transactons and Investment Income

Investment transactions are accounted for on the trade date basis. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

Allocation of Income and Expenses

In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Organization and Offering Costs

Costs incurred by the Funds in connection with organizing the Funds were paid by Destra Capital Advisors LLC (the “Advisor”). The Funds do not have any obligation to reimburse the Advisor or its affiliates for organizational expenses paid on their behalf. Offering costs have been capitalized by each respective Fund and will be amortized into expense over the first twelve months of each Fund’s operations.

Cash and Cash Equivalents

Cash and cash equivalents includes US dollar at bank accounts at amounts which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Each Fund’s maximum exposure under these arrangements is unknown. However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Distributions to Shareholders

The Funds intend to pay substantially all of their net investment income to shareholders through annual distributions. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS Advisory Agreement

Pursuant to an Investment Advisory Agreement (the “Agreement”) between each Fund and the Destra Capital Advisors, subject to the oversight of the Funds’ Board of Trustees, the Advisor is responsible for managing the Funds’ business affairs and providing day-to-day administrative services to the Funds either directly or through others selected by it for the Funds. The Advisor receives an annual fee payable monthly, at an annual rate of 0.75% and 0.85% of the average daily net assets of Preferred and Income Fund and Focused Equity Fund, respectively.

The Trust and the Adviser have entered into a Fee Waiver and Expense Reimbursement Agreement whereby the Advisor has agreed to waive its fee and/or reimburse the other expenses to the extent necessary to reduce the expense ratios of Class A, Class C and Class I of Preferred and Income Fund to 1.50%, 2.25% and 1.22%, respectively, and of Class A, Class C and Class I of Focused Equity Fund to 1.60%, 2.35% and 1.32%, respectively. The expense ratio for each class represents the ratio of the total annual operating expenses of the class (excluding interest, taxes, dividend expense, borrowing costs, interest expense relating to short sales and extraordinary expenses, if any) to the average net assets of the class.

Sub-Advisory Agreement

The Preferred and Income Fund has retained Flaherty & Crumrine Incorporated (“Flaherty”) to serve as its investment sub-adviser. Focused Equity Fund has retained WestEnd Advisors LLC (“WestEnd”) as its investment sub-adviser. The Advisor has agreed to pay from its own assets an annualized sub-advisory fee to Flaherty and WestEnd equal to one half of the net advisory fees collected by the Advisor from each respective Fund.

Administrator, Custodian and Accounting Agent

The Bank of New York Mellon serves as each Fund’s Administrator, Custodian and Accounting Agent pursuant to the Fund Administration and Accounting Agreement. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. serves as each Fund’s Transfer Agent.

4. DISTRIBUTION AND SERVICE PLANS

The Funds’ Class A and Class C shares have adopted distribution and shareholder servicing plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% and 1.00% of the average daily net assets of the Funds’ Class A and Class C shares, respectively. Payments are made to Destra Capital Investments LLC, the Fund’s distributor (the “Distributor”), who may make ongoing payments to financial intermediaries based on the value each Fund’s shares held by such intermediaries’ customers.

For the year ended September 30, 2012 the Funds incurred distribution fees under the Plan as follows:

Fund Class	Amount
Destra Preferred and Income Securities Fund – Class A	$13,545
Destra Preferred and Income Securities Fund – Class C	10,148
Destra Focused Equity Fund – Class A	22,593
Destra Focused Equity Fund – Class C	6,792

For the year ended September 30, 2012 the Funds incurred shareholder servicing fees under the Plan as follows:

	Class A	Class C	Class I
Destra Preferred and Income Securities Fund	$ 8,127	$2,537	$5,197
Destra Focused Equity Fund	13,556	1,698	9,148

5. FEDERAL INCOME TAX MATTERS

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds do not expect to be subject to U.S. federal excise tax.

For the year ended September 30, 2012, the cost of investments on a tax basis including any adjustment for financial reporting purposes, were as follows:

		Gross	Gross
	Cost of	Unrealized	Unrealized	Net Unrealized
	Investments	Appreciation	Depreciation	Appreciation
Destra Preferred and Income Securities Fund	$26,342,383	$1,003,938	$ (49,373)	$ 954,565
Destra Focused Equity Fund	37,687,156	2,392,013	(732,270)	1,659,743

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, non-deductible offering costs, investments in trust preferred securities, and deferral of post-October losses. For the year ended September 30, 2012, the components of accumulated earnings/loss on tax-basis were as follows:

				Total
	Undistributed	Accumulated	Net Unrealized	Accumulated
	Ordinary	Capital and	Appreciation	Earnings
	Income	Other Losses	(Depreciation)	(Losses)
Destra Preferred and Income Securities Fund	$371,451	$(12,547)	$ 954,565	$1,313,469
Destra Focused Equity Fund	(31,817)	(55,874)	1,659,743	1,572,052

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of non-deductible offering costs, net operating losses, and investments in trust preferred securities. Results of operations and net assets were not affected by these reclassifications.

For the year ended September 30, 2012, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

		Accumulated
		Net
	Undistributed	Realized Gain
	Net Investment	(Loss) on	Paid-in
	Income	Investments	Capital
Destra Preferred and Income Securities Fund	$68,265	$(61,427)	$ (6,838)
Destra Focused Equity Fund	13,774	—	(13,774)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. At September 30, 2012, for Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains as per the guidelines set forth in the Act:

	Short-Term	Long-Term
	Capital Loss	Capital
	Carryforward	Carryforward
Destra Preferred and Income Securities Fund	$ 274	$ —
Destra Focused Equity Fund*	27,770	—

*	During the year ended September 30, 2012, the Fund utilized capital losses of $17,868.

Certain net losses incurred after October 31 and December 31, and within the taxable year or period are deemed to arise on the first business day of the Funds next taxable year. For the year ended September 30, 2012, the Funds deferred to October 1, 2012 these losses of:

			Late Year
			Ordinary
	Short-Term	Long-Term	Losses
Destra Preferred and Income Securities Fund	$12,273	$ —	$ —
Destra Focused Equity Fund	28,174	—	31,817

The tax character of distributions paid for the year ended September 30, 2012 were as follows:

	Distributions	Distributions	Distributions
	Paid From	Paid From	Paid From
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital
Destra Preferred and Income Securities Fund	$255,080	$597	$ —
Destra Focused Equity Fund	1,250	—	4,030

6. INVESTMENT TRANSACTIONS

For the year ended September 30, 2012, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments were as follows:

	Purchases	Sales
Destra Preferred and Income Securities Fund	$26,838,432	$4,598,094
Destra Focused Equity Fund	40,844,626	6,505,403

7. PURCHASES AND REDEMPTIONS OF SHARES

Purchases of Class A shares are subject to an initial sales charge on purchases of less than $1,000,000. The Funds’ Class A, C and I shares are purchased at prices per share as determined at the close of the regular trading session of the NYSE after a purchase order is received in good order by a Fund or its authorized agent. Some authorized agents may charge a separate or additional fee for processing the purchase of shares.

Redemption requests will be processed at the next net asset value per share calculated after a redemption request is accepted. For Class I shares, a redemption fee of 2.00% may be deducted from a shareholder’s redemption proceeds with respect to shares redeemed within 90 days of purchase. The Funds charge this fee in order to discourage short-term investors. The Funds retain this fee for the benefit of the remaining shareholders.

A contingent deferred sales charge of 1.00% may be deducted with respect to Class A shares purchased without a sales load and redeemed within 12 months of purchase. A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors as described in each Fund’s prospectus.

8. SUBSEQUENT EVENTS

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Destra Investment Trust II:

We have audited the accompanying statements of assets and liabilities of the Destra Preferred and Income Securities Fund and Destra Focused Equity Fund (the “Funds” within Destra Investment Trust II), including the schedules of investments, as of September 30, 2012, the related statements of operations for the year then ended, and the statement of changes in net assets and the financial highlights for year then ended and the period April 12, 2011 (commencement of operations) to September 30, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2012, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and the period April 12, 2011 (commencement of operations) to September 30, 2011, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 27, 2012

SUPPLEMENTAL INFORMATION (UNAUDITED)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction (“DRD”), and the individual qualified dividend rate (“QDI”) is presented below.

Funds	DRD	QDI
Destra Preferred Securities and Income Fund	43.35%	62.21%
Destra Focused Equity Fund	100.00%	100.00%

TRUSTEES AND OFFICERS
(unaudited)

The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of the Board of Trustees. The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates. The names, business addresses and year of birth of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are trustees of 2 Destra-sponsored open-end funds. The address of each officer and trustee is 901 Warrenville Rd. Suite 15, Lisle, IL 60532.

Independent Trustees
Number of
		Term of		Portfolios in
		Office and	Principal	Fund	Other
	Position(s)	Length of	Occupation(s)	Complex	Directorships
Name, Business Address	Held with	Time	During Past	Overseen by	Held by
and Year of Birth	Trust	Served	5 Years	Trustee	Trustee
Independent Trustees
Diana S. Ferguson	Trustee	Term-	Chief Financial Officer	3	Tree House Foods
Birth year: 1963		Indefinite*	(2010-2011), Chicago		Urban Partnership Bank
		Length of	Board of Education;
		Service-	Senior Vice President
		Since 2010	and Chief Financial
Officer (2008), Folgers
Coffee Company;
Executive Vice President
and Chief Financial
Officer (2007-2008),
Merisant Worldwide;
Senior Vice President
and Chief Financial
Officer (2001-2007),
Sara Lee Foodservice
William M. Fitzgerald, Sr.	Trustee	Term-	Founder, Global	3	Director, Syncora
Birth Year: 1964		Indefinite*	Infrastructure Asset		Holdings Ltd. and its
		Length of	Management LLC;		affiliates, Syncora
		Service-	Managing Director		Guarantee Inc. and
		Since 2010	(1988-2007), Nuveen		Syncora Capital Assurance
			Investments LLC; Chief		Inc.- Financial Guarantee
			Investment Officer		Company, Ariel Education
			(2000-2007), Nuveen		Initiative, Advisory Board
			Asset Management;		of Bannockburn
			Director, Syncora		Securities, LLC
Holdings Ltd. and its
affiliates, Syncora
Guarantee Inc. and
Syncora Capital
Assurance Inc.- Financial
Guarantee Company
Louis A. Holland, Jr.	Trustee	Term-	President and Chief Financial	3	Holland Capital
Birth Year: 1964		Indefinite*	Officer (2008-present),		Management- Corporate
		Length of	CUMOTA LLC: Managing		Board of Director; HP
		Service-	Director (2000-2008),		Schmaltz Restaurants-
		Since 2010	Nuveen Investments		Corporate Board;
Schmaltz ONLINE-
Corporate Board of
Director; National
Alzheimer’s Association-
National Board Member;
DuPage PADs- Board
Member

TRUSTEES AND OFFICERS, CONTINUED
(unaudited)
Number of
		Term of		Portfolios in
		Office and	Principal	Fund	Other
	Position(s)	Length of	Occupation(s)	Complex	Directorships
Name, Business Address	Held with	Time	During Past	Overseen by	Held by
and Year of Birth	Trust	Served	5 Years	Trustee	Trustee
Interested Trustee
Nicholas Dalmaso **	Trustee,	Term-	Co-Chairman, General	3	None
Birth Year: 1965	Chief Executive	Indefinite*	Counsel and Chief
	Officer,	Length of	Operating Officer of
	Secretary	Service-	Destra Capital
		Since 2010	Management LLC,
President, Chief
Operating Officer and
General Counsel, Destra
Capital Advisors LLC;
President, Chief
Operating Officer and
General Counsel, Destra
Capital Investments LLC;
(2001-2008) General
Counsel and Chief
Administrative Officer,
Claymore Securities, Inc.
Officers of the Trust
Anne Kochevar	Chief	Term*	Senior Managing	3	None
Birth Year: 1963	Compliance	Length of	Director, Destra
	Officer	Service-	Capital Management LLC,
901 Warrenville Rd.		Since 2010	Destra Capital Advisors
Suite 15 Lisle, IL 60532			LLC and Destra Capital
Investments LLC; Senior
Managing Director
(2002-2010), Claymore
Securities, Inc.

*	Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.

**	Mr. Dalmaso is an “Interested Person” of the Trust, as defined in the 1940 Act, by reason of his positions with and ownership of Destra Capital Management LLC and its subsidiaries.

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TRUST INFORMATION

Board of Trustees	Officers	Investment Adviser
Diana S. Ferguson	Nicholas Dalmaso	Destra Capital Advisors LLC
	Chief Executive Officer	Lisle, IL
William M. Fitzgerald
	Anne Kochevar	Distributor
Louis A. Holland, Jr.	Chief Compliance Officer	Destra Capital Investments LLC
Lisle, IL
Nicholas Dalmaso*
Administrator, Accounting Agent,
* “Interested Person” of		Custodian and Transfer Agent
the Trust, as defined in		The Bank of New York Mellon
the Investment Company		New York, NY
Act of 1940, as amended.
Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered Public
Accounting Firm
KPMG LLP
Chicago, IL

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding the non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?
• If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (877) 287-9646.

Information regarding how the Funds voted proxies for portfolio securities is available without charge and upon request by calling (877) 287-9646, or visiting Destra Capital Investments LLC’s website at http://destracapital.com or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at http://destracapital.com. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Diana Ferguson is qualified to serve as an audit committee financial expert serving on its audit committee and that she is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $40,000 for 2011 and $34,000 for 2012.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2012.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $12,000 for 2011 and $12,000 for 2012.

•	Review of excise tax calculations and tax returns for the funds within the Trust.

•	Review of tax adjustments and footnotes within the annual financial statements of the Trust.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Audit and Non-Audit Services Pre-Approval Policy

Destra Investment Trust Funds (Each, a “Fund”)
Audit and Non-Audit Services Pre-Approval Policy

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of each Fund is responsible for the appointment, compensation and oversight of the work of the independent auditor.  As part of this responsibility, the Audit Committee is required to pre-approve the audit and permissible non-audit services performed for the Funds, as well as non-audit services performed for a “service affiliate” of the Funds if the engagement relates directly to the operations and financial reporting of the Funds, in order to assure that they do not impair the auditor’s independence from the Funds.  For purposes of this Policy, a “service affiliate” of the Funds is defined as Destra Advisors LLC (“Destra Advisors”) and any entity controlling, controlled by, or under common control with Destra Advisors that provides ongoing services to any Fund.

To implement the provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  While there are many specific provisions contained in the Act and the related rules issued by the SEC, there are three guiding principles that must be considered.  KPMG LLP (“KPMG”) acts as independent auditors for the Funds.  KPMG’s independence will be deemed to be impaired if it provides a service whereby it:

A.  Functions in the role of management,

B.  Is in the position of auditing its own work, or

C.  Serves in an advocacy role for a Fund.

Accordingly, KPMG may not be engaged to perform any service that violates any of the three guidelines enumerated above.  The SEC has specifically identified nine types of prohibited non-audit services which an independent auditor may not perform for its audit clients, and which an independent auditor for the Funds is therefore prohibited from providing to the Funds (or to a service affiliate that is itself an audit client of the independent auditor), as follows:

A.  Bookkeeping or other services related to the accounting records or financial statements of the audit client;

B.  Financial information systems design and implementation;

C.  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

D.  Actuarial services, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

E.  Internal audit outsourcing services, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

F.  Management functions or human resources;

G.  Broker or dealer, investment adviser, or investment banking services;

H.  Legal services and expert services unrelated to the audit; and

I.  Any other service that the Public Company Accounting Oversight Board (“PCAOB”) determines, by regulation, is impermissible.

The Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy, as may be amended from time to time (the “Policy”), which sets forth the procedures and the conditions pursuant to which audit and non-audit services, including non-audit services provided to Destra Advisors and any other service affiliate of the Funds, are to be pre-approved.

The SEC’s rules on auditor independence establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either may be pre-approved by the Audit Committee agreeing to a framework with descriptions of allowable services that are subject to general pre-approval (“general pre-approval”), or require the specific pre-approval of the Audit Committee (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Audit Committee will annually review and pre-approve the services that may be provided by KPMG that are subject to general pre-approval, as well as the fees for these services.  Annually, KPMG will send to the Audit Committee engagements letters outlining the audit and tax services that it proposes to providing during the period described in the engagement letters. Such services will typically include the annual audit of financial statements for the Funds, tax return and compliance services (federal, state and excise tax) and tax advice and other consulting services.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities to pre-approve audit and permitted non-audit services performed for the Funds, as well as certain non-audit services performed for a service affiliate of the Funds.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

KPMG has reviewed this Policy and believes that implementation of the Policy will not adversely affect its independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The selected member must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III.	Audit Services

The annual Audit services engagement scope and terms will be subject to the general pre-approval of the Audit Committee.  Audit services include the annual financial statement audits and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements.  The Audit Committee will monitor the Audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, Fund structure or other items, beyond what was approved in the engagement letter.  The Audit Committee will annually review and pre-approve the Audit services described in KPMG’s engagement letter.

IV.	Tax Services

Because the Audit Committee believes that, based upon the representations of KPMG, the provision of Tax services to the Funds, such as tax returns (federal, state and excise), tax compliance, tax advise and other consulting services, does not impair its independence, and is consistent with the SEC’s and PCAOB’s rules on auditor independence, the Audit Committee may grant general pre-approval to Tax services.

The Audit Committee will annually review and pre-approve the Tax services described in KPMG’s engagement letter, and the approval of KPMG as the Funds’ independent auditor shall constitute pre-approval of such Tax services.  All other Tax services must be specifically pre-approved by the Audit Committee.

V.	Procedures

At the November 29, 2010 meeting of the Audit Committee, KPMG shall submit to the Audit Committee engagement letters of audit and tax services that are subject to general pre-approval.  These engagement letters shall provide a description of each type of service that is subject to general pre-approval for the current fiscal year, the maximum fee for each service and the projected fees (or a range of projected fees) for each service that has not been pre-approved, if any.  The Audit Committee will review and pre-approve the types of services, the maximum fee for each service and the projected fees (or a range of projected fees) for any additional service, if any, for such fiscal year.  The services and fee amounts will be updated to the extent necessary at each regularly scheduled meeting of the Audit Committee.

If subsequent to the general pre-approval by the Audit Committee of the services listed on the engagement letters, the Funds or one of their service affiliates determines that it would like to engage KPMG to perform a service not listed on the engagement letters, KPMG shall submit its request for specific pre-approval of such service to the Funds’ Treasurer, and if the proposed service fits within the SEC’s auditor independence guidelines, the Treasurer will arrange for a discussion of the proposed service to be included on the agenda for the next regularly scheduled Audit Committee meeting so that specific pre-approval by the Audit Committee can be obtained.  If the timing of the project is critical and the proposed service needs to commence before the next regularly scheduled Audit Committee meeting, the review and specific pre-approval by the Chairman of the Audit Committee must be obtained before any service is provided.  The Audit Committee Chairman can request that a telephonic meeting of the entire Audit Committee occur to discuss the proposed service.  Communications with the Audit Committee Chairman will be arranged by the Treasurer.  KPMG must not commence any such service until specific pre-approval has been given.

Adopted:                      November 29, 2010

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2011 and $0 for 2012.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)       Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Destra Investment Trust II

By (Signature and Title)* /s/ Nicholas Dalmaso
Nicholas Dalmaso, Chief Executive Officer
(principal executive officer)

Date  11/30/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Nicholas Dalmaso
Nicholas Dalmaso, Chief Executive Officer
(principal executive officer)

Date  11/30/12

By (Signature and Title)* /s/ Linda Fryer
Linda Fryer, Chief Financial Officer
(principal financial officer)

Date  11/30/12

* Print the name and title of each signing officer under his or her signature.